1135 Terminal Way
Suite 207B
Reno, Nevada 89502
775-322-4448

Dear Shareholder:

     You are invited to the Annual Meeting of the Shareholders (the “Shareholders Meeting”) of Infrastructure Materials Corp. (the “Company”). The Company will hold its Shareholders Meeting at the offices of Proventure Law LLP, Suite 700, 1300 - 8th Street S.W., Calgary, Alberta T2R 1B2 at 10:30 A.M. Mountain Daylight Time on July 16, 2013, for the following purposes:

1.	To elect five directors to serve until the next Shareholders Meeting or until their respective successors are elected or appointed;

2.	To approve the Company’s Amended Stock Option Plan;

3	To consider and vote upon an advisory, non-binding resolution to approve our executive compensation as described in the Proxy Statement and Information Circular;

4	To consider and vote upon an advisory, non-binding proposal with respect to the frequency with which Shareholders will vote on our executive compensation;

5.	To ratify the appointment of Schwartz Levitsky Feldman LLP as the independent auditors of the Company for the fiscal year ending June 30, 2013; and

6.	To transact such other business as may properly come before the Shareholders Meeting, or any adjournment or postponement thereof.

     The Board of Directors has fixed May 28, 2013 as the Record Date (the “Record Date”) for determining the Shareholders entitled to receive notice of, and to vote at, the Shareholders Meeting or any adjournment or postponement thereof. Only Shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Shareholders Meeting.

     All Shareholders are invited to attend the Shareholders Meeting in person. However, even if you expect to be present at the Shareholders Meeting, you are requested to mark, sign, date, and return the enclosed proxy card as promptly as possible in the envelope provided to ensure your representation. All proxies must be received by the Company not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays prior to the time of the Shareholders Meeting in order to be counted. Shareholders of record attending the Shareholders Meeting may vote in person even if they have previously voted by proxy.

     We have enclosed the Company’s Proxy Statement and Information Circular in connection with the Shareholders Meeting. If you have any questions concerning this Proxy Statement and Information Circular or need help in voting your Shares, please contact: Anne Macko at our Corporate Office in Reno, Nevada at 775-322-4448.

     Included with this Proxy Statement and Information Circular is the Company’s Annual Report on Form 10-K for the fiscal years ended June 30, 2012 and 2011 and the Company’s quarterly report on Form 10-Q for the quarterly period ended March 31, 2013.

     Additional information about the Company is available at the website maintained by the Securities and Exchange Commission at http://www.sec.gov/edgar/searchedgar/companysearch.html and at the System for Electronic Document Analysis and Retrieval (“SEDAR”) web site maintained by Canadian securities regulatory authorities at www.sedar.com/search.

Dated this 5th day of June, 2013

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Mason Douglas
Mason Douglas, Director and
President and Chief Executive Officer

2

INFRASTRUCTURE MATERIALS CORP.

PROXY STATEMENT AND INFORMATION CIRCULAR

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 16, 2013

GENERAL

The enclosed proxy is solicited by the Board of Directors of Infrastructure Materials Corp. (the "Company" or “Infrastructure Materials”), for use at the Annual Meeting of Shareholders (the “Meeting”) of the Company to be held at the offices of Proventure Law LLP, Suite 700, 1300 - 8th Street S.W., Calgary, Alberta T2R 1B2, at 10:30 A.M. Mountain Daylight Time on July 16, 2013, and at any adjournment or postponement thereof.

The Board of Directors has fixed May 28, 2013, as the record date (the “Record Date”) for determining the Shareholders of the Company (individually a “Shareholder” and collectively the “Shareholders”) entitled to received notice of, and to vote at, the Meeting or any adjournment or postponement thereof. Only Shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. This Proxy Statement and the accompanying proxy card are being mailed to our Shareholders as of the Record Date on or about June 5, 2013.

The cost of solicitation will be borne by the Company. The solicitation will be made primarily by mail. Proxies may also be solicited personally or by telephone by certain of the Company’s directors, officers and regular employees, who will not receive additional compensation therefore. In addition, the Company will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding solicitation materials to beneficial owners. The total cost of proxy solicitation, including legal fees, mailing and other expenses incurred in connection with the preparation of this Proxy Statement and Information Circular, is estimated to be approximately $45,000.

APPOINTMENT OF PROXYHOLDER

The persons named as proxyholder in the accompanying form of proxy were designated by the management of the Company (the "Management Proxyholders"). A Shareholder desiring to appoint some other person to represent him at the Meeting may do so by inserting such other person's name in the space indicated or by completing another proper form of proxy. A person appointed as proxyholder need not be a Shareholder of the Company. All completed proxy forms must be deposited with the Company or its Transfer Agent (who is tabulating the vote) not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, before the time of the Meeting or any adjournment of it unless the chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently.

EXERCISE OF DISCRETION BY PROXYHOLDER

The proxyholder will vote for or against or withhold from voting the Shares, as directed by a Shareholder on the proxy, on any ballot that may be called for. In the absence of any such direction, the Management Proxyholder will vote in favor of matters described in the proxy.

The enclosed form of proxy confers discretionary authority upon the proxyholder with respect to amendments or variations to matters identified in the attached Notice of Meeting and other matters which may properly come before the Meeting. At present, Management of the Company knows of no such amendments, variations or other matters.

PROXY VOTING

Registered Shareholders

If you are a registered Shareholder, you may wish to vote by proxy whether or not you attend the Meeting in person. If you submit a proxy, you must complete, date and sign the Proxy Card included with this package, and then return it to our Transfer Agent who is tabulating the vote, by mail or by hand delivery at Olde Monmouth Stock Transfer Co., Inc., 200 Memorial Parkway, Atlantic Highlands, NJ 07716 not less than 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or the adjournment thereof at which the Proxy is to be used.

Beneficial Shareholders

The following information is of significance to Shareholders who do not hold Shares in their own name. Beneficial Shareholders should note that the only proxies that can be recognized and acted upon at the Meeting are those deposited by registered Shareholders (those whose names appear in the records of the Company as the registered holders of Shares).

Intermediaries are required to seek voting instructions from Beneficial Shareholders in advance of Shareholders' meetings. Every intermediary has its own mailing procedures and provides its own return instructions to clients.

If you are a Beneficial Shareholder:

You should carefully follow the instructions of your broker or intermediary in order to ensure that your Shares are voted at the Meeting.

The form of proxy supplied to you by your broker will be similar to the Proxy provided to registered Shareholders by the Company. However, its purpose is limited to instructing the intermediary on how to vote on your behalf. Most brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”) in the United States and in Canada. Broadridge mails a voting instruction form in lieu of a Proxy provided by the Company. The voting instruction form will name the same persons as the Company's Proxy to represent you at the Meeting. You have the right to appoint a person (who need not be a beneficial Shareholder of the Company), other than the person(s) designated in the voting instruction form, to represent you at the Meeting. To exercise this right, you should insert the name of the desired representative in the blank space provided in the voting instruction form. The completed voting instruction form must then be returned to Broadridge by mail or facsimile or given to Broadridge by phone or over the internet, in accordance with Broadridge’s instructions. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Shares to be represented at the Meeting. If you receive a voting instruction form from Broadridge, you cannot use it to vote Shares directly at the Meeting. The voting instruction form must be completed and returned to Broadridge, in accordance with its instructions, in advance of the Meeting in order to have the Shares voted.

Although as a Beneficial Shareholder you may not be recognized directly at the Meeting for the purposes of voting Shares registered in the name of your broker, you, or a person designated by you, may attend the Meeting as proxyholder for your broker and vote your Shares in that capacity. If you wish to attend the Meeting and indirectly vote your Shares as proxyholder for your broker, or have a person designated by you do so, you should enter your own name, or the name of the person you wish to designate, in the blank space on the voting instruction form provided to you and return the same to your broker in accordance with the instructions provided by such broker, in advance of the Meeting.

Alternatively, you can request in writing that your broker send you a legal proxy which would enable you, or a person designated by you, to attend at the Meeting and vote your Shares.

IF YOU DO NOT GIVE INSTRUCTIONS TO YOUR BROKER OR OTHER NOMINEE, YOUR SHARES MAY NOT BE VOTED OR THEY MAY BE VOTED WITHOUT YOUR DIRECTION.

REVOCATION OF PROXIES

In addition to revocation in any other manner permitted by law, a registered Shareholder who has given a proxy may revoke it by:

(a)

Executing a proxy bearing a later date or by executing a valid notice of revocation, either of the foregoing to be executed by the registered Shareholder or the registered Shareholder’s authorized attorney in writing or, if the Shareholder is a corporation, under its corporate seal by an officer or attorney duly authorized, and by delivering the proxy bearing a later date to the Company at any time up to and including the last business day that precedes the day of the Meeting or, if the Meeting is adjourned, the last business day that precedes any reconvening thereof, or to the chairman of the Meeting on the day of the Meeting or any reconvening thereof, or in any other manner provided by law, or

(b)	Personally attending the Meeting and voting the registered Shareholder’s Shares.

A revocation of a proxy will not affect a matter on which a vote is taken before the revocation.

VOTING PROCEDURE

A majority of the Shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of Shareholders. Any number of Shareholders, even if less than a quorum, may adjourn the meeting without further notice until a quorum is obtained. Broker non-votes occur when a person holding Shares through a bank or brokerage account does not provide instructions as to how his or her Shares should be voted and the broker does not exercise discretion to vote those Shares on a particular matter. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Meeting. However, an abstention or broker non-vote will not have any effect on the outcome of the proposals submitted to Shareholders.

Shares for which proxy cards are properly executed and returned will be voted at the Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted: (1) "FOR" the election of each of the nominees to the Board of Directors named on the following page; (2) “FOR” the approval of the Company’s Amended Stock Option Plan, (3) “FOR” the approval of the non-binding resolution on executive compensation, (4) “FOR” the “three years” option on the frequency of executive compensation votes and (5) "FOR" the resolution to ratify the appointment of Schwartz Levitsky Feldman LLP as the independent auditors of the Company for the fiscal year ending June 30, 2013. It is not expected that any matters other than those referred to in this Proxy Statement and Information Circular will be brought before the Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors proposes that the following five (5) nominees be elected as directors at the Meeting, each of whom will hold office until the expiration of their term or until his or her successor shall have been duly appointed or elected and qualified:

Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy card to vote Shares represented by properly executed proxies for the election of such nominees. Although the board of directors anticipates that the five (5) nominees will be available to serve as directors of the Company, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH NOMINEE.

The following table provides information regarding our current directors, each of whom is a nominee for re-election to our Board of Directors.

Name	Age	Position with the Company	Position Held Since

Todd Montgomery	46	Director	Director as of May 1, 2006 CEO May 5, 2006 - October 1, 2012

Mason Douglas	38	Director and President and CEO	Director as of May 1, 2006 President as of June 18, 2008 Chief Executive Officer as of October 1, 2012

Randal Ludwar	58	Director	May 1, 2006

Joseph Montgomery	85	Director and Chairman of the Board	May 1, 2006

Brent Walter	47	Director	May 1, 2006

The individual experiences, qualifications, attributes and skills of our current directors relevant to serving on our Board of Directors are set forth below.

Todd Montgomery –Director

Mr. Montgomery served as the Company’s Chief Executive Officer from May 5, 2006 to October 1, 2012. Mr. Montgomery was the founder and former President of Anglo Potash Ltd. (TSX-V), a Canadian mining company, formerly Anglo Minerals Ltd. This company was purchased by BHP in 2008. In 1999, Mr. Montgomery founded and served as President and Chief Operating Officer of SynEnco Energy Inc., an oil sands development corporation. Mr. Montgomery has provided independent mining consulting services for a number of private and public corporations. Mr. Montgomery is also currently serving as President, CEO and a director of Canadian Platinum Corp. (TSX-V); and as CEO, President and a director of Pacific Iron Ore Corporation (TSX-V). He has previously served as CEO and a director of Anglo Canadian Oil Corp. (TSX-V); CEO and a director of Anglo Aluminum Corp. (TSX-V), and as Chairman of PanWestern Energy Ltd. (TSX-V). Mr. Montgomery is 46 years old. Todd Montgomery is the nephew of Joseph Montgomery, who also serves as Chairman of the Company’s Board of Directors.

Mason Douglas – Chief Executive Officer, President, Director

Mr. Douglas is the President and Chief Executive Officer and a Director of the Company. Mr. Douglas received an MBA from the University of Saskatchewan in 2000. He received his Bachelor of Law (LL.B) from the University of Calgary in 2007. Mr. Douglas is presently an inactive member of the Law Society of Alberta. Between 2001 and 2004 Mr. Douglas was Vice President of Operations of Western Petrochemicals Corp., a privately owned oil development company. Between 2001 and 2006 he also was an independent consultant providing business plans, economic modeling and project management for a variety of mining projects. Mr. Douglas is currently serving as a director of Canadian Platinum Corp. (TSX-V) and previously served as a director of Anglo Canadian Oil Corp. (TSX-V) and as Chief Operating Officer and a director of Anglo Aluminum Corp. (TSX-V). Mr. Douglas is 38 years old.

Randal Ludwar - Director

Mr. Ludwar received a B.Sc. (1977) in Business Administration from Yale University. Mr. Ludwar has been a private consultant to the Montgomery Group of Companies for the past seventeen years. He currently serves as Chief Financial Officer and a director of Canadian Platinum Corp. (TSX-V) and previously served as a director of McGregor Capital Corp. (TSX-V), Anglo Potash Ltd. (TSX-V) and Klondike Capital Corp. (TSX-V). Mr. Ludwar is 58 years old.

Joseph Montgomery - Director and Chairman of the Board

Dr. Montgomery is a geological engineer. He holds a B.Sc. (1959) in Geology, a M.Sc. (1960) in Geology and a Ph.D. (1967) in Geology. Dr. Montgomery has been a practicing geological engineer since 1959 and maintains his professional status as a member of the Association of Professional Engineers and Earth Sciences of British Columbia. He is also a member of the advisory board of the Canadian Institute of Gemology and is currently serving as Executive Vice President and a Director of Cosigo Resources Ltd. (TSX-V). Dr. Montgomery has previously served as a director of Abitibi Mining Corp. (TSX-V), Amador Gold Corp. (TSX-V), Klondike Silver Corp. (TSX-V), Golden Chalice Resources Inc. (TSX-V), Kalahari Resources Inc. (TSX-V), Klondike Gold Corp. (TSX-V), Anglo Potash Ltd. (TSX-V), Sedex Mining Corp. (TSX-V), Chalice Diamond Corp. (TSX), Zincorp Resources Corp. (TSX), Pacific Iron Ore Corp. (TSX-V) and Almaden Minerals Ltd. (TSX). Dr. Montgomery is 85 years old. Dr. Montgomery is the uncle of Todd Montgomery, who also serves as a member of the Company’s Board of Directors.

Brent Walter - Director

Mr. Walter received a LLB degree from the University of Saskatchewan in 1990. He is a lawyer with the firm, ProVenture Law LLP in Calgary, Alberta, and practices primarily in the areas of securities and corporate/commercial law. Mr. Walter currently serves as a director and officer of a number of public and private corporations, including Red Rock Energy Inc. (TSX-V), Canadian Platinum Corp. (TSX-V) and Pacific Iron Ore Corp. (TSX-V). During the five years preceding the period covered by this Proxy Statement, Mr. Walter was Managing Director of Anglo Potash Ltd. (TSX-V), and a director of Anglo Canadian Oil Corp. (TSX-V), AgriTec Systems, Inc. (TSX-V), Klondike Capital Corp. (TSX-V), Mystique Energy Inc. (TSX-V), PanWestern Energy Ltd. (TSX-V), Fair Sky Resources (TSX-V) and Maskal Energy Ltd. (TSX-V). He is a member of the Law Societies of Alberta and Saskatchewan (inactive), as well as the Canadian Bar Association. Mr. Walter is 47 years old.

Involvement in Certain Legal Proceedings

Except as set forth below, during the past ten years none of the following events have occurred with respect to any of our directors or executive officers or any of the persons nominated by our Board of Directors to become a director of the Company.

     1. A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

     2. Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

     3. Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

          i. Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

          ii. Engaging in any type of business practice; or

          iii. Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

     4. Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(i) above, or to be associated with persons engaged in any such activity;

     5. Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

     6. Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

     7. Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

          i. Any Federal or State securities or commodities law or regulation; or

          ii. Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease- and-desist order, or removal or prohibition order; or

          iii. Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

     8. Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Mr. Walter was a director of Mystique Energy, Inc., a Canadian corporation which filed a petition under the Companies' Creditors Arrangement Act (Canada) (“CCAA”) on April 23, 2007, seeking an arrangement with certain of its creditors. Mr. Walter resigned as a director on or about May 21, 2009. The CCAA process was completed by way of an Order of the Court of Queen's Bench of Alberta, Judicial District of Calgary on October 29, 2009. Mr. Walter was a director of Fair Sky Resources Inc. until shortly before a receivership order was granted by the same court on December 7, 2007. Finally, Mr. Walter was a director of Maskal Energy Ltd. ("Maskal") until December of 2009. Maskal was issued a cease trade order by the securities commissions of Alberta and British Columbia on or about June 4, 2008 for failure to file interim financial disclosure reports.

Executive Compensation

Except for services provided by entities owned by some of our Officers and Directors as more particularly set out in CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE, below, no officer or director of the Company has received any other remuneration from us, directly or indirectly, since our inception. We have a stock option plan only, as described herein. Although we have no other retirement incentive, defined benefit, actuarial, pension or profit-sharing programs for the benefit of directors, officers or other employees, it is possible that we will adopt such a plan in the future.

(a) Compensation of Officers

The following table shows the compensation paid to the Company’s executive officers during the fiscal years ended June 30, 2012 and 2011. The following persons are the Company’s “Named Executive Officers” as that term is defined in Item 402 (a)(3) of Regulation S-K.

SUMMARY COMPENSATION TABLE

						Non-equity	Nonqualified
	Year			Stock	Option	incentive plan	deferred	All other
Name and principal	Ended	Salary	Bonus	Awards	Awards	compensation	compensation	compensation	Total
position	June 30,	($)	($)	($)	($)	($)	earnings ($)	($)	($)

Todd D. Montgomery (1) Former CEO and Director	2012 2011	NIL NIL	NIL NIL	NIL NIL	NIL NIL	NIL NIL	NIL NIL	NIL NIL	0 0

Mason Douglas (1) CEO, President and Director	2012 2011	NIL NIL	NIL NIL	NIL NIL	9,729 NIL	NIL NIL	NIL NIL	109,668 102,000	119,397 102,000

Rakesh Malhotra CFO	2012 2011	NIL NIL	NIL NIL	NIL NIL	3,063 NIL	NIL NIL	NIL NIL	15,581 13,974	18,644 13,974

Anne Macko Corporate Secretary	2012 2011	54,667 53,375	1,500 1,200	NIL NIL	3,603 10,954	NIL NIL	NIL NIL	NIL NIL	59,770 65,529

(1)

On October 1, 2012 Todd Montgomery resigned as the Company’s Chief Executive Officer. Also on October 1, 2012, Mason Douglas was appointed as Chief Executive Officer. Mr. Montgomery remains a member of the Company’s Board of Directors.

(b)	Long Term Incentive Plan (LTIP Awards)

The Company does not have a long term incentive plan, pursuant to which cash or non-cash compensation intended to serve as an incentive for performance (whereby performance is measured by reference to financial performance or the price of the Company’s securities), was paid or distributed to any executive officers during the three most recent completed years.

(c)	Options and Stock Appreciation Rights (SARs)

The following table shows the stock options and stock appreciation rights, if any, granted to the Company’s executive officers as of June 30, 2012:

Equity
								Equity	Incentive
								Incentive	plan
								plan	awards:
								awards:	Market or
			Equity				Market	Number	payout
			Incentive				value of	of	value of
			plan			Number	shares	unearned	unearned
			awards:			of shares	of units	shares,	shares,or
	Number of	Number of	Number of			or units	of stock	units or	units or
	Securities	Securities	Securities			of stock	that	other	other
	underlying	underlying	underlying	Option		that	have	rights	rights
	unexercised	unexercised	unexercised	exercise	Option	have not	not	that have	that have
	options (#)	options (#)	unearned	price	expiration	vested	vested	not	not
Name	Exercisable	Unexercisable	options (#)	($)	date	(#)	($)	vested (#)	vested ($)
Mason Douglas	225,000	1,125,000	Nil	0.10	24-Apr-2022	Nil	Nil	Nil	Nil
Anne Macko	83,333	416,667	Nil	0.10	24-Apr-2022	Nil	Nil	Nil	Nil
Rakesh Malhotra	25,000	Nil	Nil	0.15	10-Dec-2013	Nil	Nil	Nil	Nil
	70,833	354,167		0.10	24-Apr-2022

(d)	Compensation of Directors

Directors are not paid any fees in their capacity as directors of the Company. The directors are entitled to participate in the Company’s stock option plan. For information regarding the compensation of our directors who are also officers of the Company see the “SUMMARY COMPENSATION TABLE” above.

DIRECTOR COMPENSATION TABLE

Name	Year ended June 30,	Fees earned or paid in cash	Stock Awards ($)	Option Awards ($)	Non-equity incentive plan compensation ($)	All other compensation ($)	Total ($)
Joseph Montgomery Chairman of the Board of Directors (1)	2012	NIL	NIL	$4,324	NIL	NIL	$4,324
Brent Walter Director (2)	2012	NIL	NIL	$9,729	NIL	NIL	$9,729
Randal Ludwar Director (3)	2012	NIL	NIL	$4,324	NIL	NIL	$4,324

(1)

On April 25, 2012, Mr. Montgomery was granted the option to purchase 600,000 Common Shares at a price of CDN$0.10 per Share. As of the fiscal year ended June 30, 2012, 100,000 options were exercisable.

(2)	On April 25, 2012, Mr. Walter was granted the option to purchase 1,350,000 Common Shares at a price of CDN$0.10 per Share. As of the fiscal year ended June 30, 2012, 225,000 options were exercisable.
(3)	On April 25, 2012, Mr. Ludwar was granted the option to purchase 600,000 Common Shares at a price of CDN$0.10 per Share. As of the fiscal year ended June 30, 2012, 100,000 options were exercisable.

No stock options were exercised by executive officers or directors during the fiscal year ended June 30, 2012.

Other Arrangements
None.

Indebtedness of Directors and Executive Officers
None.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

As of May 17, 2013, we have 98,935,486 Common Shares issued and outstanding. We have included in the tables below the number of Common Shares of the Company held by the officers and directors of the Company as well as the beneficial owners of more than 5% of Shares of the Company’s common stock.

					Number of Shares
					Subject to Options
					Exercisable as of
	Number of Shares of				March 31, 2013 or
	Common Stock				Which will
	Beneficially				become Exercisable
Name and Address	Owned as of		Nature of		within 60 days
of Beneficial Owner	March 31, 2013		Ownership	Percentage of Class Held	of this Date

Pinetree Capital Ltd. 150 King St. W., Ste 2500 Toronto, ON M5X 1A9	8,177,174		Record	8.27% of Common shares	Nil

					Number of Shares
					Subject to Options
					Exercisable as of
	Number of Shares of				March 31, 2013 or
	Common Stock				Which will
	Beneficially				become Exercisable
Name and Address	Owned as of		Nature of		within 60 days
of Beneficial Owner	March 31, 2013		Ownership	Percentage of Class Held	of this Date

Todd D. Montgomery, Director 1413-43rd Street SW Calgary, AB T3C 2A3	40,123,830	(1)	Record	40.56% of Common shares	Nil

Joseph Montgomery, Chairman 878 W. 27th Avenue Vancouver, BC V5Z 2G7	500,000	(2)	Record	0.51% of Common shares	550,000

Randal Ludwar, Director 1215 Mayberry Crescent Moose Jaw, SK S6H 6X7	500,000		Record	0.51% of Common shares	550,000

Brent Walter, Director 2417 - 32nd Avenue SW Calgary, AB T2T 1X4	2,100,000	(3)	Record	2.12% of Common shares	1,466,667	(5)

Mason Douglas, CEO President & Director 311 Saskatchewan Cr. W. Saskatoon, SK S7M 0A2	550,000		Record	0.56% of Common shares	1,237,500

Anne Macko, Corporate Secretary 3300 Kauai Court Reno, NV 89509	Nil			Nil	458,333

Rakesh Malhotra, CFO 4580 Beaufort Terrace Mississauga, ON L5M 3H7	16,664	(4)	Record	0.02% of Common shares	414,583

TOTAL	43,790,494			44.28%	4,677,083

(1)	All of Todd D. Montgomery’s Common Shares are held by companies that are owned or controlled by Mr. Montgomery.

(2)	400,000 of Joseph Montgomery’s Common Shares are held by family members.

(3)	800,000 of Brent Walter’s Common Shares are held by a family member.

(4)	All of Rakesh Malhotra’s Common Shares are held by a family member.

(5)	229,167 of Brent Walter’s Common Shares subject to options are held by a family member.

As a group, management and the directors own or control 44.28% of the issued and outstanding Common Shares of Infrastructure Materials Corp.

Certain Relationships And Related Party Transactions, And Director Independence

A corporation owned and operated by the Company’s President and CEO who is also a member of the Company’s Board of Directors, received $109,668 for the President’s services.

The Company recorded expenses of $27,538 for legal services rendered and expenses incurred on behalf of the Company by a law firm, a partner of which is also a member of the Company’s Board of Directors. In addition the same law firm was paid $70,853 for legal services rendered and expenses incurred on behalf of the Company that were capitalized as costs for raising capital.

The Company’s Chief Financial Officer received $15,581 for consulting services provided to the Company.

The Company’s Corporate Secretary received $56,167 for administrative services provided to the Company.

The Company recorded interest expense of $1,381 pursuant to a promissory note issued to a corporation that is owned and controlled by the Company’s Chief Executive Officer who is also a member of its Board of Directors.

On April 25, 2012, the Company granted options to certain of its officers and directors to purchase up to an aggregate of 4,825,000 Common Shares at an exercise price of CDN$0.10 per Share. On the same date, the Company also granted options to a consultant who is a family member of a director to purchase up to 250,000 Common Shares at the same exercise price. The options were granted in accordance with the Company’s Amended Plan and vest at the rate of one twelfth (1/12) each month until fully vested. The options granted have a term of ten years. The Company expensed stock based compensation costs of $34,772 for options granted to officers and directors, and $1,802 for options granted to the director’s family member.

Director Independence

We currently have one independent director, as the term “independent” is defined by the rules of the NYSE-MKT. (Note-our Common Shares are not currently listed on the NYSE-MKT or any other national securities exchange and this reference is used for definitional purposes only.)

PROPOSAL 2

APPROVAL OF
THE COMPANY’S STOCK OPTION PLAN

Background

The Company’s 2013 Amended Stock Option Plan (the “Amended Stock Option Plan”) is substantially identical to the 2011 Stock Option Plan approved by Shareholders of the Company at the last annual meeting of Shareholders, with some non-material technical corrections. A copy of the Amended Stock Option Plan is included with this Proxy Statement and Information Circular as Exhibit A. The Amended Stock Option Plan is a “rolling” stock option plan whereby the maximum number of Shares that may be reserved for insurance pursuant to the exercise of options is 10% of the outstanding Common Shares of the Company. On January 19, 2012 the Company began trading on the TSX Venture Exchange in Canada (the “TSX-V”) as a Tier 2 issuer. The TSX-V requires listed companies that have a “rolling” stock option plan in place to receive Shareholder approval for such plans on a yearly basis at such issuer’s annual meeting of Shareholders. Accordingly, at the Meeting, Shareholders will be asked to ratify, confirm and re-approve the Stock Option Plan.

Description of the Stock Option Plan

The purpose of the Amended Stock Option Plan is to provide an effective long-term incentive for the directors, officers, employees, management company employees, consultants and direct and indirect providers of services such as geological field consultants and other advisors.

The Amended Stock Option Plan, as presented to the Shareholders of the Company for their approval, permits the Company to issue options in a number up to a maximum of 10% of the outstanding Common Shares. In addition, the number of Shares reserved for issuance to any one person shall not exceed 5% of the issued and outstanding Shares and the number of Shares reserved to issuance to all persons retained to provide investor relations services will not exceed 2% of the issued and outstanding Shares. As of the date of this Statement the Company is eligible to grant up to 9,893,548 options under the Amended Stock Option Plan. There are presently 9,000,000 options outstanding and 893,548 are reserved and available for issuance. The Company’s Shares trade on both the TSX-V in Canada and the OTC Bulletin Board in the United States. The OTC Bulletin Board does not promulgate rules applicable to the stock option plans of companies whose Shares are listed for quotation. The TSX-V, however, does promulgate such rules. As a result, the Amended Stock Option Plan was developed, in part, to meet the requirements of the TSX-V.

The Board of Directors determines the exercise price per Share, subject to pricing guidelines required by the TSX-V, and the number of Shares which may be allotted to each director, officer, employee, management company employee, consultant, or to companies controlled by such persons, and all other terms and conditions of the option, in each case subject to the rules of the TSX-V. Options must be exercised within 90 days following termination of employment or cessation of position with the Company, provided that if the cessation of office, directorship, consulting arrangement or employment was by reason of death, the option must be exercised within 365 days after such death, subject to the expiry of such option. The exercise price per Share for options granted under the Amended Stock Option Plan as set by the Board of Directors shall not be less than the last price at which Shares, on the last business day prior to the date on which such option is granted, traded on the principal stock exchange or market on which the Shares are then traded, less the applicable discount permitted (if any) by any such applicable exchange or market. If prior to the exercise of an option, the holder ceases to be a director, officer, employee or consultant of the Company, or any of its subsidiaries, the option of the holder shall be limited to the number of Shares purchasable by him/her immediately prior to the time of his/her cessation of office or employment and for a period of 90 days thereafter, and he/she will have no right to purchase any other Shares pursuant to such option.

Change in Control

The Amended Stock Option Plan contains a provision that accelerates the vesting of all outstanding stock options in the event of a change-in-control of the Company. For this purpose, a change-in-control would include the following:

(a)

the acceptance by the holders of Shares representing in the aggregate more than 50% of all issued Shares of the Company, of any offer, whether by way of a takeover bid or otherwise, for all or any of the outstanding Shares of the Company; or

(b)

the acquisition, by whatever means, by a person (or two or more persons who, in such acquisition, have acted jointly or in concert or intend to exercise jointly or in concert any voting rights attaching to the Shares acquired), directly or indirectly, of beneficial ownership of such number of Shares or rights to Shares of the Company, which together with such person’s then owned Shares and rights to Shares, if any, represent (assuming the full exercise of such rights to voting securities) more than 50% of the combined voting rights of the Company’s then outstanding Shares; or

(c)	the entering into of any agreement by the Company to merge, consolidate, amalgamate, initiate an arrangement or be absorbed by or into another corporation; or

(d)

the passing of a resolution by the Board or Shareholders of the Company to substantially liquidate the assets or wind-up the Company’s business or significantly rearrange its affairs in one or more transactions or series of transactions or the commencement of proceedings for such a liquidation, winding-up or re- arrangement (except where such re-arrangement is part of a bona fide reorganization of the Company in circumstances where the business of the Company is continued and where the Shareholdings remain substantially the same following the re-arrangement).

The foregoing provision in the Amended Stock Option Plan could have the effect of deterring a change-in-control of the Company.

Approval Requirements for Amended Stock Option Plan

Approval of the Amended Stock Option Plan requires approval by ordinary resolution, being a majority of the votes cast by Shareholders on the resolution. The text of the resolution to be considered by Shareholders at the Meeting is set forth below.

BE IT RESOLVED THAT:

1.

The Amended Stock Option Plan in substantially the form set out as Exhibit A to the Proxy Statement and Information Circular of the Company dated June 5, 2013, be and is hereby approved, subject to the receipt of any required regulatory approvals (including any stock exchange upon which the Shares of the Company are listed and posted for trading from time to time) and to such changes as may be required in connection therewith; and

2.

The Board of Directors be, and hereby is authorized on behalf of the Company to make any amendments to the Amended Stock Option Plan as may be required by regulatory authorities or otherwise made necessary by applicable legislation, without further approval of the Shareholders of the Company, in order to ensure the adoption and efficient function of the Amended Stock Option Plan; and

3.

Any Director or Officer of the Company be and hereby is authorized and directed to do such things and to execute and deliver all such instruments, deeds, and documents and any amendments thereto, as may be necessary and advisable to give effect to the foregoing, and to complete all transactions in connection with the implementation of the Amended Stock Option Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDED STOCK OPTION PLAN.

PROPOSAL 3

ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION

The following proposal is an advisory, non-binding vote on the compensation of the Company’s “Named Executive Officers,” or a “Say-on-Pay” proposal, as required by Section 14A of the Securities Exchange Act, which was added by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and by rules of the United States Securities And Exchange Commission (“the SEC”). The Company presents the resolution set forth below for approval by the Shareholders.

We believe that our compensation and procedures are competitive, are focused on pay for performance principles and are well aligned with the long-term interests of the Shareholders. We encourage you to review the compensation of our Named Executive Officers as described in this Proxy Statement and Information Circular under “Executive Compensation.”

We seek to attract and retain experienced, qualified executives. We believe this is critical to our success. The Board of Directors believes the Company’s compensation policies and procedures achieve this objective and recommends that shareholders vote “FOR” the proposal. Specifically, Shareholders are being asked to approve the following resolution:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed in this Proxy Statement and Information Circular pursuant to Item 402 of Regulation S-K, is hereby APPROVED.”

Because your vote is advisory, it will not be binding upon our Board of Directors and may not be construed as overruling any decision by the Board of Directors or create or imply any additional fiduciary duty by the Board of Directors. However, the Board of Directors values constructive dialogue with our Shareholders on executive compensation and other important governance topics and encourages all Shareholders to vote their Shares. The Board of Directors will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NON-BINDING RESOLUTION APPROVING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

PROPOSAL 4

ADVISORY VOTE ON FREQUENCY OF FUTURE SHAREHOLDER VOTING ON EXECUTIVE COMPENSATION

Proposal 4 is an advisory, non-binding vote on the frequency of Shareholder votes on executive compensation, or a “Say-on-Frequency” proposal, as required by Section 14A of the Securities Exchange Act, which was added by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and by rules of the SEC. We are asking our Shareholders to vote on a Say-on-Frequency vote at our 2013 annual meeting.

In Proposal 3, we ask our Shareholders to vote on the compensation of the Company’s Named Executive Officers. Proposal 3 is commonly called a “say-on-pay” proposal. In Proposal 4, we ask our Shareholders to cast an advisory non-binding vote on how often the Company should include a say-on-pay proposal in its proxy materials for future annual Shareholder meetings or other meetings of the Shareholders at which directors will be elected and for which the rules of the SEC require executive compensation disclosure pursuant to Item 402 of Regulation S-K. The vote on this proposal is non-binding on the Company but will be considered by the Company as it administers its executive compensation program. Shareholders may vote for a frequency of say-on-pay votes of one, two or three years or may abstain from voting. The Board of Directors recommends that a non-binding advisory vote to approve the compensation of its executive officers as described in its annual proxy statements occur every three years. The Board of Directors believes that holding this vote every three years will be the most effective timeframe because it will provide the Board of Directors with sufficient time to evaluate the results of a say-on-pay vote, to engage Shareholders following such a vote, if appropriate, to understand the concerns that the Company’s Shareholders may have and to implement any changes the Board of Directors considers appropriate in response to the vote results.

Shareholders should note that their views on compensation are not binding on the Company. This vote will not be binding on the Board of Directors and may not be construed as overruling any decision by the Board of Directors or create or imply any additional fiduciary duty by the Board of Directors.

THE BOARD RECOMMENDS A VOTE FOR THE “THREE (3) YEARS” OPTION WITH RESPECT TO THE ADVISORY PROPOSAL ON THE FREQUENCY OF THE SHAREHOLDERS’ VOTE ON EXECUTIVE COMPENSATION

PROPOSAL 5

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors appointed Schwartz Levitsky Feldman LLP (“SLF”) as independent auditors to audit the financial statements of the Company for the fiscal year ended June 30, 2013 and until the next meeting of Shareholders.

Audit Fees: The Company paid SLF audit and audit related fees of approximately $26,514 and $37,205 for the fiscal year ended June 30, 2012 and June 30, 2011, respectively and no fees for tax filing preparation in the fiscal years ended June 30, 2012 and June 30, 2011.

During the fiscal year ended June 30, 2012, the Company paid SLF fees of approximately $24,048 related to the Company’s December 2011 Canadian registered public offering. During the fiscal year ended June 30, 2011, the Company did not pay its principal accountant any additional fees.

Although the appointment of Auditors is not required to be submitted to a vote of the Shareholders, the Board of Directors believes it appropriate to request that the Shareholders ratify the appointment of the independent auditors for the fiscal year ending June 30, 2013. In the event a majority of the votes cast at the Meeting are not voted in favor of ratification, the adverse vote will be considered as a direction to the Board of Directors of the Company to select other independent auditors for the fiscal year ending June 30, 2013.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF SCHWARTZ LEVITSKY FELDMAN LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2013.

OTHER MATTERS

We know of no other matters that are likely to be brought before the Meeting. If, however, other matters not presently known or determined properly come before the Meeting, the persons named as proxies in the enclosed proxy card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

ANNUAL AND QUARTERLY REPORTS
AND WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

Included with this Proxy Statement and Information Circular are the Company’s Annual Report on Form 10-K for the fiscal years ended June 30, 2012 and 2011 and the Company’s quarterly report on Form 10-Q for the quarterly period ended March 31, 2013.

Additional information about the Company is available at the website maintained by the Securities and Exchange Commission at http://www.sec.gov/edgar/searchedgar/companysearch.html and at the SEDAR web site maintained by Canadian securities regulatory authorities at www.sedar.com/search. In addition, our reports, their accompanying exhibits and other documents filed by the Company with the SEC, may be inspected without charge at the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material may also be obtained from the SEC at prescribed rates.

We have not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement and Information Circular.

PROPOSALS OF SHAREHOLDERS

Proposals of Shareholders intended to be presented at the Company’s 2014 Shareholders Meeting pursuant to Rule 14a-8 promulgated under the United States Exchange Act of 1934 must be received by the Company no later than January 21, 2014 (120 days before the anniversary date of this proxy statement) in order to be included in the proxy statement and form of proxy relating to that meeting. All Shareholder proposals should be sent to:

1135 Terminal Way
Suite 207B
Reno, Nevada 89502
Attn: Mason Douglas, President

Tel: 775-322-4448

Proposals must comply with SEC proxy rules relating to Shareholder proposals and Delaware corporate law in order to be included in Company proxy materials.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Mason Douglas
Mason Douglas
Director, Chief Executive Officer and President

INFRASTRUCTURE MATERIALS CORP.

INSTRUMENT OF PROXY FOR MEETING OF SHAREHOLDERS
TO BE HELD JULY 16, 2013

The undersigned, revoking prior proxies, hereby appoints Mason Douglas and Brent Walter, or failing either of them, _______________ Proxies with several powers of substitution, to vote all of the Shares of stock of Infrastructure Materials Corp. owned by the undersigned and entitled to vote at the Meeting of Shareholders of Infrastructure Materials Corp. to be held at the offices of Proventure Law LLP, Suite 700, 1300-8 Street S.W., Calgary, Alberta T2R 1B2 at 10:30 A.M. Mountain Daylight Time on July 16, 2013, and at any adjournment or postponement thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned Shareholder. If no direction is given on these proposals, this proxy card will be voted “FOR” Proposals 1, 2, 3 and 5, and ”FOR” the “three years” option in Proposal 4 and will be voted in accordance with the proxy’s best judgment as to any other matters.

THE BOARD RECOMMENDS THAT YOU VOTE:

“FOR” EACH OF THE DIRECTORS LISTED IN PROPOSAL 1;

“FOR” THE APPROVAL OF PROPOSALS 2, 3 AND 5; AND

“FOR” THE THREE-YEARS OPTION IN PROPOSAL 4.

Please sign this proxy exactly as your name or names appear hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Print Name(s)

Signature

Signature of joint owner, if any

Date:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example [x]

ITEM 1.

To vote FOR [ ] or WITHHOLD VOTE FROM [ ] the resolution electing as directors the nominees named in the accompanying Proxy Statement and Information Circular (and if no specification is made, to vote FOR):

a)	To elect as Director, Todd Montgomery	To vote FOR [ ] or WITHHOLD VOTE [ ]
b)	To elect as Director, Brent Walter	To vote FOR [ ] or WITHHOLD VOTE [ ]
c)	To elect as Director, Mason Douglas	To vote FOR [ ] or WITHHOLD VOTE [ ]
d)	To elect as Director, Joseph Montgomery	To vote FOR [ ] or WITHHOLD VOTE [ ]
e)	To elect as Director, Randal Ludwar	To vote FOR [ ] or WITHHOLD VOTE [ ]

ITEM 2.	To approve the Amended Stock Option Plan.

[ ]	[ ]	[ ]
FOR	WITHHOLD	ABSTAIN

ITEM 3.	Approval, by non-binding vote, of executive compensation.

[ ]	[ ]	[ ]
FOR	WITHHOLD	ABSTAIN

ITEM 4.	Recommendation, by non-binding vote, on the frequency of executive compensation votes.

[ ]	[ ]	[ ]
1 YEAR	2 YEARS	3 YEARS

ITEM 5.	To approve Schwartz Levitsky Feldman LLP as the independent auditors of the Company for the fiscal year ending June 30, 2013.

[ ]	[ ]	[ ]
FOR	WITHHOLD	ABSTAIN

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Notes:
1.

Shareholders may vote at the Meeting either in person or by proxy. A proxy should be dated and signed by the Shareholder or by the Shareholder’s attorney authorized in writing. If not dated, this proxy shall be deemed to bear the date on which it was mailed by the management of the Company.

2.

You have the right to appoint a person other than as designated herein to represent you at the Meeting either by striking out the names of the persons designated above and inserting such person’s name in the blank space provided or by completing another proper form of proxy and, in either case, delivering the completed proxy to Olde Monmouth Stock Transfer Co. Inc. in the envelope provided.

3.

The common Shares represented by this proxy will be voted in accordance with the instructions of the Shareholder on any ballot that may be called for. In the absence of direction, this proxy will be voted for each of the matters referred to herein.

4.

A completed proxy must be delivered to Olde Monmouth Stock Transfer Co. Inc. not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, prior to the time of the meeting or the time of any adjournment or postponement thereof.

Your completed proxy card can be mailed in the envelope enclosed with this package or sent to our Transfer Agent who is acting as the tabulator of the vote at:

Old Monmouth Stock Transfer Co. Inc.
200 Memorial Parkway
Atlantic Highlands, NJ 07716

Re: Infrastructure Materials Corp.

Exhibit A

INFRASTRUCTURE MATERIALS CORP.

AMENDED STOCK OPTION PLAN (2013)

1	The Plan

A Stock Option Plan (the "Plan") pursuant to which certain options (“Options” or “Option”) to purchase common shares ("Shares") in the capital of Infrastructure Materials Corp. (the "Corporation") may be granted to the directors, officers, employees and consultants of the Corporation, or to a Consultant Company (as that term is defined below), is hereby established on the terms set forth below. This Plan amends and restates in its entirety the Stock Option Plan (2011) of the Corporation.

2	Purpose

The purpose of this Plan is to advance the interests of the Corporation by encouraging the directors, officers and key employees of the Corporation and consultants retained by the Corporation or any of its subsidiaries to acquire Shares, thereby (i) increasing the proprietary interests of such persons in the Corporation, (ii) aligning the interests of such persons with the interests of the Corporation's Shareholders generally, (iii) encouraging such persons to remain associated with the Corporation, and (iv) furnishing such persons with an additional incentive in their efforts on behalf of the Corporation.

3	Definitions

(a)	"Board" means the board of directors of the Corporation;

(b)	"Consultant" means an individual other than an Employee or a director of the Corporation that:

(i) is engaged to provide on a ongoing bona fide basis, consulting, technical, management or other services to the Corporation or any of its subsidiaries;

(ii) in the reasonable opinion of the Board spends or will spend a significant amount of time and attention on the affairs and business of the Corporation; and

(iii) has a relationship with the Corporation that enables the individual to be knowledgeable about the business and affairs of the Corporation.

(c)	"Consultant Company" means, for an individual consultant, a company or partnership of which the individual is an employee, Shareholder or partner

(d)	"CPP Act" means Canada Pension Plan Act (Canada);

(e)	"EI Act" means Employment Insurance Act (Canada);

(f)

"Employee" means an individual who is considered an employee of the Corporation or any of its subsidiaries under the Tax Act (and for whom income taxes and premiums under the Tax Act, the CPP Act and EI Act must be made at source) or an individual who works full-time for the Corporation or any of its subsidiaries providing services normally provided by an employee and who is subject to the same control and direction by the Corporation over the details and methods of work as an employee of the Corporation, but for whom income taxes and premiums under the Tax Act, the CPP Act and EI Act are not made at source, and further provided for clarity that an “Employee” may include citizens of the United States and Canada;

(g)	"Exchange” shall mean the TSX Venture Exchange

(h)	"Insider" means:

	(i)	A director or senior officer of the Corporation;

	(ii)	A director or senior officer of a company that is an Insider or subsidiary of the Corporation; or

	(iii)	A person that beneficially owns or controls, directly or indirectly, voting Shares carrying more than 10% of the voting rights attached to all outstanding voting Shares of the Corporation;

(i)	“Investor Relations Activities” shall have the meaning set forth in the policies of the Exchange.

(j)

“Management Company Employee” shall mean an individual employed by a Person providing management services to the Corporation, which services are required for the ongoing successful operations of the business of the Corporation, but excluding a person engaged in Investor Relations Activities.

(k)	"Tax Act" means Income Tax Act (Canada); and

(l)

"Outstanding Common Shares" shall mean, at the time of any Share issuance or grant of options, the number of Shares that are outstanding immediately prior to the Share issuance or grant of options in question on a non-diluted basis, or such other number as may be determined under applicable rules and regulations of all regulatory authorities to which the Corporation is subject.

4	Implementation

The grant and exercise of any options under the Plan are subject to compliance with the applicable requirements of each stock exchange on which the Shares of the Corporation are or become listed and of any governmental authority or regulatory body to which the Corporation is subject.

5	Administration

(a)	This Plan shall be administered by the Board.

(b)

Subject to the terms and conditions set forth herein, the Board is authorized to provide for the granting, exercise and method of exercise of Options (as hereinafter defined), all on such terms (which may vary between Options) as it shall determine. In addition, the Board shall have the authority to: (i) construe and interpret this Plan and all Option Agreements (as hereinafter defined) entered into hereunder, (ii) prescribe, amend and rescind rules and regulations relating to this Plan and (iii) make all other determinations necessary or advisable for the administration of this Plan. All determinations and interpretations made by the Board shall be binding on all Participants (as hereinafter defined) and on their legal, personal representatives and beneficiaries.

(c)

Notwithstanding the foregoing or any other provision contained herein, the Board shall have the right to delegate the administration and operation of this Plan, in whole or in part, to a committee of the Board or to the President or any other officer of the Corporation. Whenever used herein, the term "Board" shall be deemed to include any committee or officer to which the Board has, fully or partially, delegated the administration and operation of this Plan pursuant to this section 3.

(d)

Options to purchase the Shares granted hereunder ("Options") shall be evidenced by an agreement (the "Option Agreement"), signed on behalf of the Corporation and by the person, or on behalf of a Consultant Company, to whom an Option is granted, which agreement shall be in such form as the Board shall approve.

2

6	Eligibility and Participation

(a)

The Board may, in its discretion, select any of the following persons to participate in this Plan: (i) directors of the Corporation; (ii) officers of the Corporation; (iii) Employees of the Corporation; (iv) Consultants retained by the Corporation; (v) A Consultant Company; or (vi) Management Company Employees (any such person or company having been selected for participation in this Plan by the Board is herein referred to as a "Participant").

(b)

The Board may from time to time, in its discretion, grant an Option to any Participant, upon such terms, conditions and limitations as the Board may determine, including the terms, conditions and limitations set forth herein, provided that Options granted to any Participant shall be approved by the Shareholders of the Corporation if the rules of any stock exchange on which the Shares are listed require such approval.

(c)	For stock options granted to Employees and Consultants, the Corporation represents that the Participant is a bona fide Employee or Consultant as the case may be.

7	Number of Shares Under Plan

(a)

Subject to Section 16 below, the securities that may be acquired by Participants under this Plan shall consist of authorized but unissued Shares. Whenever used herein, the term "Shares" shall be deemed to include any other securities that may be acquired by a Participant upon the exercise of an Option the terms of which have been modified in accordance with Section 16 below.

(b)

The aggregate number of Shares reserved for issuance under this Plan, or any other plan of the Corporation, shall not exceed 10% of the Outstanding Common Shares of the Corporation from time to time unless the Corporation is permitted by or receives (1) the permission of the Exchange to exceed such threshold and (2) any requisite approval by the Shareholders of the Corporation.

(c)

The number of Shares that may be acquired under an Option granted to a Participant shall be determined by the Board as at the time the Option is granted, provided that the aggregate number of Shares reserved for issuance to any one Participant under this Plan or any other plan of the Corporation shall not exceed the amounts permitted by the Exchange whose rules, as of the date of the Plan document, include the following limitations:

(i)	During any 12 month period, the Corporation cannot grant to any one Participant Options which are exercisable into more than 5% of the already issued and outstanding Shares of the Corporation.

(ii)	Options representing no more than 2% of the Outstanding Common Shares of the Corporation may be granted to any one Consultant during any 12 month period;

(iii)

Options representing no more than an aggregate of 2% of the Outstanding Shares of the Corporation may be granted to all Employees and Consultants conducting Investor Relations Activities, in any 12-month period;

(iv)	Options granted to Consultants performing Investor Relations Activities must vest in stages over a 12 month period with no more than 25% of the Options vesting in a three month period.

(d)

If any Option granted under this Plan shall expire or terminate for any reason without having been exercised in full, any unpurchased Shares to which such Option relates shall be available for the purposes of the granting of Options under this Plan.

All of the foregoing specific limitations of the Exchange shall be revised from time to time in the discretion of the Board in the event that the Exchange revises its requirements for incentive stock option plans.

3

8	Maintenance of Sufficient Capital

The Corporation shall at all times during the term of this Plan ensure that the number of Shares it is authorized to issue shall be sufficient to satisfy the requirements of this Plan.

9	Exercise Price

The exercise price to each Participant for each Option shall be as determined by the Board, but shall in no event be less than the Market Price (as hereinafter defined) less the maximum discount permitted under the regulations of the stock exchange or exchanges on which the Shares are listed or such other price as may be agreed to by the Corporation and approved by the applicable stock exchange or exchanges. In the event that the Corporation proposes to reduce the exercise price of options granted to a Participant who is an Insider of the Corporation at the time of the proposed amendment, such amendment shall not be effective until disinterested Shareholder approval has been obtained in respect of the reduction of the exercise price if required by the rules and policies of the stock exchange or exchanges on which the Shares are listed then in effect.

For purpose of this Plan, the "Market Price" at any date in respect of the Shares shall mean:

(a)	the closing price of such Shares on the Exchange, on the last trading day prior to the date the Option is granted; or

(b)	if no trades occurred on such day, then the next previous day on which trading took place;

(c)

in the event that such Shares are not listed and posted for trading or quoted on any exchange or quotation system, the Market Price shall be the fair market value of such Shares as determined by the Board in its sole discretion.

10	Term

Subject to any resolution passed by the Board or any applicable securities laws or regulations, an Option shall vest and may be exercised as follows:

(a)

all Options granted shall be exercisable for a period ("Option Period") as determined by the Board but in any event, not exceeding ten (10) years from the date the Option is granted or a date permitted by the stock exchange or exchanges on which the Shares are listed;

(b)	an Option may be exercised by the Participant as to such varying percentages, on a cumulative basis, during the terms thereof as the Board shall determine;

(c)	the Option Period shall be automatically reduced or vested in accordance with Sections 12 and 13 below upon the occurrence of any of the certain specified events referred to therein; and

(d)

no Option in respect of which Shareholder approval is required under the rules of the stock exchange or exchanges on which the Shares are listed shall be exercisable until such time as the Option has been approved by the Shareholders of the Corporation.

11	Method of Exercise of Option

(a)

Except as set forth in Sections 12 and 13 below, no Option may be exercised unless the holder of such Option is, at the time the Option is exercised, a director, Employee, Consultant, Management Company Employee or Consultant Company of the Corporation;

(b)	Options may be exercised in whole or in part;

(c)	Any Participant (or his legal, personal representative) wishing to exercise an Option shall deliver to the Corporation, at its principal office in the City of Reno, Nevada:

4

(i)

a written notice expressing the intention of such Participant (or his legal, personal representative) to exercise his Option and specifying the number of Shares in respect of which the Option is exercised;

(ii)	a cash payment, certified cheque or bank draft, representing the full purchase price of the Shares in respect of which the Option is exercised; and

(iii)

if required, a cash payment, certified cheque or bank draft, representing the provincial and/or federal payroll source withholding taxes and premiums under the Tax Act, CPP Act and EI Act (or any applicable provincial or federal statutes) with respect to the taxable portion of the benefit realized upon exercise of the Options or an authorization signed by the Participant for the Corporation to sell that number of Shares at the time of exercise of the Options and retain a sufficient amount of proceeds from the sale required to satisfy the payroll source withholding and remittance obligations of the Corporation.

Upon the exercise of an Option as aforesaid, the Corporation shall forthwith deliver, or cause the registrar and transfer agent of the Shares to deliver, to the relevant Participant (or his legal, personal representative) or to the order thereof, a certificate representing the aggregate number of fully paid and non-assessable Shares as the Participant (or his legal, personal representative) shall have then paid for less any Shares authorized by the Participant for the Corporation to sell to satisfy the payroll source withholding and remittance obligations of the Corporation.

12	Expiry of Options

(a)

Normal Expiry – Subject to paragraphs (b), (c), (d) and (e) hereof, options granted under the Plan shall expire on the date provided for in the respective Option Agreement or on such later date as may be permitted by the Board, which shall be no later than the tenth anniversary of the date on which any such Option is granted.

(b)

Retirement or Disability – Subject to paragraph (c) hereof, in the event of the termination of employment or of a consulting agreement of a Participant with the Corporation or any of its subsidiaries due to normal retirement in accordance with the policies of the Corporation or the respective subsidiary, as the case may be, or due to permanent disability of the Participant (as determined by the Board), the Participant may exercise such part of the Option as is exercisable immediately prior to the time of such termination within a period of ninety (90) days following such termination but in no event later than the normal expiry date of the Option and not for more than the number of Shares for which the Participant could have exercised any such Option immediately prior to retirement or disability, and any such Option not fully exercised at the end of such period shall then terminate.

(c)

Death of Participant – In the event of the death of any Participant prior to the expiry of outstanding Options, the executors or personal representatives of the Participants shall have the right to exercise any such Option within three hundred sixty-five (365) days of the Participant’s death, but in no event later than the normal expiry date of the Option and for not more than the number of Shares for which the Participant could have exercised any such Option immediately prior to the Participant’s death, and any such Option not fully exercised at the end of such period shall then terminate.

(d)

Resignation or Termination not for Cause – Subject to paragraph (e) hereof, in the event of (i) the resignation of a Participant from the Corporation, (ii) the termination of employment of a Participant with the Corporation, or (iii)the removal or resignation of a Participant who is a Director, Employee, Management Company Employee or Consultant of the Corporation or any of its subsidiaries prior to the expiry of all outstanding Options granted to such Participant, the Participant shall have the right to exercise any such Options within a period of ninety (90) days following the effective date of such resignation or termination but in no event later than the normal expiry date of the Options and not for more than the number of Shares for which the Participant could have exercised any such Option immediately prior to such resignation or termination, and any such Option not fully exercised at the end of such period shall then terminate.

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(e)

Termination for Cause – If a Participant is dismissed or terminated as a Director, Employee, Management Company Employee or Consultant of the Corporation or any of its subsidiaries for cause, all unexercised Options of the Participant under the Plan shall immediately terminate forthwith without further notice to the Participant, notwithstanding the original term or vesting of the Options granted to such Participant under the Plan or Option Agreement.

Neither the selection of any person as a Participant nor the granting of an Option to any Participant under this Plan shall confer upon such Participant any right to continue as a Director, Employee, Management Company Employee or Consultant of the Corporation or any of its subsidiaries, as the case may be.

13	Change of Control

Notwithstanding the provisions of Section 10 or any vesting restrictions otherwise applicable to the relevant Options, in the event of a change of control of the Corporation, the right of a Participant to exercise his Options granted to him shall be accelerated so that such Option may be exercised, in whole or in part, with respect to all Shares optioned to the Participant (including those for which the option is not yet exercisable) at any time during the fifteen (15) day period prior to the date upon which the change of control occurs. Failure to exercise options during such 15-day period shall not cause such rights to be forfeited.

In the event of a change of control, notwithstanding Section 11, the Board or the board of directors of any successor corporation or entity may, in its discretion, as to the outstanding Options:

(a)

provide for payment of an amount equal to the excess of the price of the Shares, as determined under the transaction causing the change of control or if no price is determinable, as determined by the Board, over the exercise price of such Shares as of the date of the change of control, in exchange for the surrender of the right to exercise such Options less a sufficient amount required to satisfy the payroll source withholding and remittance obligations of the Corporation; or

(b)	provide for the assumption of such Options, or the substitution therefor of new options of no less value, by the successor corporation or entity.

For the purpose of this Plan, "change of control" of the Corporation means and shall be deemed to have occurred upon:

(i)

the acceptance by the Shareholders of Shares of the Corporation, representing in the aggregate, more than 50 percent of all issued Shares of the Corporation, of any offer, whether by way of a takeover bid or otherwise, for all or any of the outstanding Shares of the Corporation; or

(ii)

the acquisition, by whatever means, by a person (or two or more persons who, in such acquisition, have acted jointly or in concert or intend to exercise jointly or in concert any voting rights attaching to the Shares acquired), directly or indirectly, of beneficial ownership of such number of Shares or rights to Shares of the Corporation, which together with such person’s then owned Shares and rights to Shares, if any, represent (assuming the full exercise of such rights to voting securities) more than 50 percent of the combined voting rights of the Corporation’s then outstanding Shares;

(iii)	the entering into of any agreement by the Corporation to merge, consolidate, amalgamate, initiate an arrangement or be absorbed by or into another corporation; or

(iv)

the passing of a resolution by the Board or Shareholders of the Corporation to substantially liquidate the assets or wind-up the Corporation’s business or significantly rearrange its affairs in one or more transactions or series of transactions or the commencement of proceedings for such a liquidation, winding- up or re-arrangement (except where such re-arrangement is part of a bona fide reorganization of the Corporation in circumstances where the business of the Corporation is continued and where the Shareholdings remain substantially the same following the re-arrangement).

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14	Rights of Participants

No person entitled to exercise any Option granted under this Plan shall have any of the rights or privileges of a Shareholder of the Corporation in respect of any Shares issuable upon exercise of such Option until such Option is exercised in accordance with this Plan and such Shares have been paid for in full and issued to such person.

15	Proceeds from Exercise of Options

The proceeds from any sale of Shares issued upon the exercise of Options shall be added to the general funds of the Corporation and shall thereafter be used from time to time for such corporate purposes as the Board may determine and direct.

16	Adjustments

(a)

The number of Shares subject to the Plan shall be increased or decreased proportionately in the event of the subdivision or consolidation of the outstanding Shares of the Corporation that does not result in a Change in Control, and in any such event a corresponding adjustment shall be made changing the number of Shares deliverable upon the exercise of any Option granted prior to such event without any change in the total price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the price for each Share covered by the Option. In case the Corporation is reorganized or merged or consolidated or amalgamated with another corporation, appropriate provisions shall be made for the continuance of the Options outstanding under this Plan and to prevent their dilution or enlargement.

(b)

Adjustments under this Section 16 shall be made by the Board, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional Shares shall be issued under this Plan on any such adjustment.

17	Transferability

All benefits, rights and Options accruing to any Participant in accordance with the terms and conditions of this Plan shall not be transferable or assignable. During the lifetime of a Participant any Options granted hereunder may only be exercised by the Participant, and in the event of the death or permanent disability of a Participant, by the person or persons to whom the Participant's rights under the Option pass by the Participant's will or applicable law.

18	Amendment and Termination of Plan

The Board may, at any time, suspend or terminate this Plan. The Board may also at any time amend or revise the terms of this Plan, subject to regulatory approval and, if deemed necessary or desirable by the Board, Shareholder approval.

19	Necessary Approvals

The obligation of the Corporation to issue and deliver Shares in accordance with this Plan is subject to applicable securities legislation and to the receipt of any approvals that may be required from any regulatory authority or stock exchange having jurisdiction over the securities of the Corporation. If Shares cannot be issued to a Participant upon the exercise of an Option, the obligation of the Corporation to issue such Shares shall terminate and any funds paid to the Corporation in connection with the exercise of such Option shall be returned to the relevant Participant as soon as practicable.

20	Stock Exchange Rules

This Plan and any option agreements entered into hereunder shall comply with the requirements of the stock exchange or exchanges on which the Shares are listed, and, in the event of any inconsistency between the terms and conditions of the Plan and the rules and regulations of any such exchange, the rules and regulations of such exchange shall prevail.

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21	Gender

Whenever used herein words importing the masculine gender shall include the feminine and neuter genders and vice versa.

22	Interpretation

This Plan will be governed by and construed in accordance with the laws of the Province of Alberta.

Dated as of the 5th day of June, 2013.

INFRASTRUCTURE MATERIALS CORP.

By:	/s/ Mason Douglas
Mason Douglas, President and CEO

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